UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 13, 2011

Date of report (Date of earliest event reported)

TK STAR DESIGN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or other jurisdiction of incorporation)

333-156457	04-3626788
(Commission File Number)	(I.R.S. employer identification No.)

25-26F Wanxiang Enterprise Building,

No.70 Station North Road,

Changsha, Hunan Province,

China, Postal Code: 410001
(Address and Telephone Number of Registrant)

+86-731-89970899

(Registrant’s Telephone Number, Including Area Code)

Copy of Communications To:

Bernard & Yam, LLP

Attention: Bin Zhou, Esq.

401 Broadway Suite 1708

New York, NY 10013

Tel: 212-219-7783

Fax: 212-219-3604

(Name, Address and Telephone Number of Person

Authorized to Receive Notice and Communications on Behalf of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Silberstein Ungar, PLLC

On September 13, 2011 (the "Dismissal Date"), the Board of Directors of TK Star Design, Inc. (the "Registrant") dismissed Silberstein Ungar, PLLC as its independent registered public accounting firm.

The reports of Silberstein Ungar, PLLC on the Company’s financial statements for the years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The reports did include an explanatory paragraph about the uncertainty of the Registrant's ability to continue as a going concern. During the Registrant's most recent fiscal year and the subsequent interim periods through to the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Silberstein Ungar, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Silberstein Ungar, PLLC, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Registrant's most recent fiscal year and the subsequent interim periods through to the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided Silberstein Ungar, PLLC with a copy of this Report prior to its filing with the Securities and Exchange Commission (the SEC") and requested Silberstein Ungar, PLLC to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. A copy of such letter was included as Exhibit 16.1 to this Form 8-K.

(b) Engagement of Patrizio & Zhao, LLC

On September 13, 2011 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Patrizio & Zhao, LLC, an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Patrizio & Zhao, LLC regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Exhibits

Exhibit No.

Description

16.1

Letter from Silberstein Ungar, PLLC dated September 13, 2011 to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TK Star Design, Inc
(Registrant)

Date:	September 16, 2011	By:	/s/ Jun Liang
Jun Liang
Chief Financial Officer